UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-10123

The North Country Funds

(Exact name of Registrant as specified in charter)

450 Wireless Blvd., Hauppauge, NY

11788

(Address of principal executive offices)

(Zip code)

Emile Molineaux

             c/o Gemini Fund Services, LLC., 450 Wireless Blvd., Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2616

Date of fiscal year end:

11/30

Date of reporting period: 11/30/09

Item 1.  Reports to Stockholders.

Investment Adviser

North Country Investment Advisers, Inc.

250 Glen Street

Glens Falls, NY 12801

Legal Counsel

Ropes & Gray

700 12th Street, N.W., Suite 900

Washington, D.C. 20005

Independent Registered Public

Accounting Firm

Cohen Fund Audit Services, Ltd.

800 Westpoint Parkway, Suite 1100

Westlake, OH 44145

Administrator and

Fund Accountant

Gemini Fund Services, LLC

450 Wireless Boulevard

Hauppauge, NY 11788

Transfer Agent

Gemini Fund Services, LLC

4020 South 147th Street

Omaha, NE 68137

Distributor

Northern Lights Distributors, LLC

4020 South 147th Street

Omaha, NE 68137

Custodian

The Bank of New York Mellon

1 Wall Street, 25th Floor

New York, NY 10286

Investor Information: (888) 350-2990

The North Country Funds

Equity Growth Fund

Intermediate Bond Fund

Annual Report

November 30, 2009

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the North Country Funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

THE NORTH COUNTRY FUNDS

November 30, 2009

ECONOMIC SUMMARY

Real GDP grew at an annual rate of 2.8% in the third quarter, previously estimated as a 3.5% increase. Lower estimates of consumer spending, residential investment expenditures, a smaller contribution from inventories, and a wider trade gap more than offset the upward revisions of government spending and equipment and software spending. Motor vehicle output (boosted by “Cash for Clunkers”) added 1.45 percentage points to third quarter GDP, compared to a 0.19 point contribution in the second quarter.

So how durable is this turnaround in GDP? Federal spending rose 8.3%.  Personal consumption expenditures rose only 1.0%. It is likely the economy may need this gap to close in order to sustain an expansion.  Retail sales in November were disappointing. Although it is likely that Holiday sales will beat last year’s crisis-depressed levels, people are still looking for bargains.  The inventory cycle remains a strong plus for growth over the next two to three quarters. Just a flattening out of inventories may contribute 1% to the level of GDP over the next two to three quarters.

The recent surge in existing home sales may taper in December, after the original expiration date for the first-time homebuyers' tax credit. The extended and expanded credit may promote another burst of sales, cresting in the second quarter of 2010. Nonresidential construction is still declining, and a bottom may not be seen until late in 2010. The construction decline is severe enough to keep business fixed investment falling until mid-2010, even though equipment spending is projected to grow.

The unemployment rate fell to 10.0% in November from 10.2% in October.  Non-farm payrolls declined only 11,000 in November, following a loss of 111,000 in October. The trajectory of job losses now shows a less severe decline, particularly in the last three months. The broader measure of unemployment which includes the number looking for work, discouraged workers, and those seeking full-time employment but able to find only part-time employment declined to 17.2% from 17.5% in October.

The factory sector continued to grow in November, albeit at a slightly slower pace compared with October. The composite index of the Institute for Supply Management (ISM) manufacturing survey fell slightly to 53.6 in November from 55.7 in October, which implies that factory activity improved but failed to exceed the pace seen in October.

The composite index of the Non-Manufacturing ISM survey slipped to 48.7 in November from 50.6 in the prior month. Readings below 50.0 denote a contraction in activity. It appears that the non-manufacturing has yet to show momentum in this economic recovery.

In the minutes from the meeting of November 3–4, 2009, the Federal Open Market Committee maintained the existing target range for federal funds of 0.0% to 0.25%. Fed staff raised their forecast for the unemployment rate for the next several years. Core inflation rates were projected to remain well below 2% through 2012.  We anticipate the Fed may maintain the current accommodative posture on rates through most of 2010.

Economic headwinds remain. Longer term, the global imbalances that triggered the financial crisis need to be addressed. Deleveraging of the U.S. household (and business sectors) is underway, and financial services regulation will no doubt be tightened worldwide. But the key imbalance remains: the extraordinary trade and budget deficits in the U.S. that accompany the huge and mounting current account surplus in China and other countries where currencies are undervalued.

Due to these headwinds, the Fed may be reticent to reverse its extraordinary stimulus too rapidly. Even if overnight rates are held steady until next fall and climb only slowly thereafter, as we anticipate, growth could moderate in late 2010, leaving plenty of disinflationary slack. This is a risk the Fed—whose mandate is to achieve sustainable maximum employment growth and stable low inflation—will need to consider before raising rates and removing all quantitative easing.

The Equity Growth Fund

For the six months and one year ended November 30, 2009 the North Country Equity Growth Fund had total returns of 17.86% and 21.41% versus the S&P 5001 at 20.50% and 25.37% respectively.  On an annualized basis, the three, five, and ten year total returns for the North Country Equity Growth Fund were -5.72%, -0.03%, and -0.49% versus the S&P 500 at -5.80%, 0.70%, and -0.58% respectively.

The stock market rally has been notable due to the out performance by low quality (defined as economically sensitive companies with inferior leverage and profitability relative to the market) and cyclical stocks in anticipation of economic and earnings recoveries.  Compared to the year-ago period, earnings of S&P 500 companies declined 13.2% relative to the third quarter of 2008.   Notably, nearly 80% of those companies who released results reported earnings above analysts’ consensus estimates.  Our expectation is that the fourth quarter of 2009 will be marked by continuing positive earnings surprises since earnings surprises have historically shown strong momentum.

In anticipation of the economic recovery in the second half of 2009 we made several changes to the sector weightings in the portfolio over the last six months.  Relative to the sectors of the S&P 500, in June we decided to raise the materials allocation to a marketweight from an underweight.  The monetary stimulus propping up the global economy may lead to increases in inflation expectations over the next few years.  As global demand reaccelerates, and infrastructure spending continues in emerging economies, demand and prices for basic materials may rise.  Also, investors seeking non-U.S. dollar denominated investments may seek investments in basic materials.   We reduced our weighting in consumer staples to reallocate funds to materials, though the consumer staples sector remained an overweight.  In August, the improving growth trends in the economy prompted us to raise the energy sector allocation to an overweight from a marketweight.  The economic recovery and OPEC’s reduction of crude oil output may renew pricing pressures.  Expectations for a global economic recovery have helped push oil prices well above their February lows.  Developing nations are expected to increase their usage of oil at a time when petroleum companies have reduced project spending.  The overweight in the energy sector was funded by a further reduction in the consumer staples sector to a marketweight from an overweight.  In November we decreased the telecommunications and utilities sectors from marketweight to underweight.  We considered these sectors safe havens during the credit crisis.  With the U.S. economy appearing to transition to growth and economic recovery, we sought to re-allocate a portion of the funds invested in these defense sectors into more economically sensitive sectors.

1 The S&P 500 is an unmanaged market capitalization-weighted index of common stocks.  You cannot invest directly in an index.

As of this writing, our strategy is to have an overweight in the information technology and industrial sectors, reflecting our expectation for a rotation in leadership to cyclical sectors from defensive sectors.  We are also overweighting the energy sector, based on the rationale given above.  The strategy in the materials sector is to be at an overweight.  We are underweight in the telecommunications, utilities, consumer discretionary and financial sectors.  We recognize there are challenges facing the consumer in the form of rising unemployment and lack of availability of credit, and that business spending may remain curtailed until clear economic trends are in place.  We are suspect of the rally in financials, and the speed of the rebound in the shares of companies which in the not distant past were garnering unflattering headlines.  The financial crisis may be waning, but a credit cycle appears to be upon us, where banks may add to their loan loss reserves. Marketweight sectors are consumer staples and healthcare.

The Intermediate Bond Fund

Credit spreads continued to tighten in the six months ending November 30, 2009 as the flight to quality of late 2008 to early 2009 has given way to a greater willingness on the part of investors to accept risk.  The Federal Funds Target Rate remained in a range of 0.00% to 0.25% throughout this time frame.  In general, interest rates remained low as two factors which may influence interest rates, forecasted economic growth and inflation expectations, remained subdued.

In this time period, the North Country Intermediate Bond Fund sought to benefit from opportunities in corporate bonds which we believe offered attractive yields.  This decision had a positive impact on the performance of the North Country Intermediate Bond Fund, which returned 6.40%, relative to its benchmark, the Merrill Lynch Corporate/Government “A” Rated or better 1-10 Year Index2, which returned 4.64% for the six month period ending November 30, 2009.

2 The Merrill Lynch Corporate/Government “A” rated or better 1-10 year index is based upon publicly issued intermediate corporate and government debt securities with maturities ranging between 1 and 10 years.  You cannot invest directly in an index.

As of November 30, 2009, the North Country Intermediate Bond Fund had annualized total returns for one year, three years, five years and ten years of 10.84%, 3.70%, 3.26% and 4.52% versus the Merrill Lynch Corporate/Government “A” Rated or better 1-10 Year Index returns of 7.47%, 5.99%, 4.94% and 5.85% respectively.  The North Country Intermediate Bond Fund has outperformed its benchmark for the six-month and one year periods ending November 30, 2009.  We attribute this recent relative out performance to a general narrowing of credit spreads.

The North Country Intermediate Bond Fund has sought to benefit from opportunities for attractive yields in corporate bonds at the expense of holding U.S. Treasury Securities.  This decision negatively impacted the performance of the North Country Intermediate Bond Fund relative to its benchmark, the Merrill Lynch Corporate/Government “A” Rated or better 1-10 Year Index, on a three year and five year basis for the period ending November 30, 2009.  However, we believe that our prior actions whereby we increased the allocation of the portfolio to corporate bonds may provide attractive yields on a held to maturity basis relative to our benchmark.

Recently we established positions in Treasury Inflation Protected Securities (TIPS) as we believe that future inflation, while it may be modest, will exceed the inflation expectations reflected in TIPS at the time we established the positions.

Equity Growth Fund:

Annual Fund Operating Expenses:      (As a Percentage of Net Assets)

Total Annual Operating Expenses:

1.07%

Intermediate Bond Fund:

Annual Fund Operating Expenses:      (As a Percentage of Net Assets)

Total Annual Operating Expenses:

0.84%

Average Annual Total Returns as of September 30, 2009 (Latest Calendar Quarter)

	1 Year	5 Years	10 Years

North Country Equity Growth Fund	-9.46%	0.07%	0.07%

North Country Intermediate Bond Fund	9.13%	2.86%	4.39%

Average Annual Total Returns as of November 30, 2009 (Fiscal Year-End)

	1 Year	5 Years	10 Years

North Country Equity Growth Fund	21.41%	-0.03%	-0.49%

North Country Intermediate Bond Fund	10.84%	3.26%	4.52%

Performance data quoted above is historical and is no guarantee of future results.  Current performance may be higher or lower than the performance data quoted.  The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The Fund’s investment adviser voluntarily agreed to reduce its fees and/or absorb expenses of the fund through November 30, 2009 to insure that the net annual fund operating expenses will not exceed 1.10% for both the Growth and the Bond Fund (before acquired fund fees and expenses).  Performance results shown reflect this fee waiver and recapture, without which results after February 28, 2001 could have been lower.  Please review the Fund’s prospectus for more detail on the expense waiver.  You can obtain performance data current to the most recent month-end by calling 1-888-350-2990.  Information provided is unaudited.

The views expressed are as of November 30, 2009 and are those of the adviser, North Country Investment Advisers, Inc.  These views are subject to change at any time in response to changing circumstances in the markets and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the North Country Funds.

Not FDIC insured.  Not obligations of or guaranteed by any bank.  May involve investment risks, including possible loss of the principal invested.

0063-NLD-1/11/2010

North Country Equity Growth Fund

Growth of $10,000 Investment (Unaudited)

This chart illustrates the comparison of a hypothetical investment of $10,000 in the North Country Equity Growth Fund (assuming reinvestment of all dividends and distributions) versus the Fund’s benchmark index.

Average Annual Total Returns as of November 30, 2009

	1 Year	5 Years	10 Years
North Country Equity Growth Fund	21.41%	(0.03)%	(0.49)%

The quoted performance data for the Fund includes the performance of its predecessor Collective Investment Trust for periods prior to the Fund’s commencement of operations on 3/1/01, as adjusted to reflect expenses of the respective successor Fund of the Trust, without giving effect to fee waivers.  The Collective Investment Trust was not registered under the Investment Company Act of 1940 (the “1940 Act”) and therefore was not subject to certain investment restrictions that are imposed by the 1940 Act.  If the Collective Investment Trust had been registered under the 1940 Act, the Performance of such Collective Investment Trust may have been lower.

The S&P 500 is a market capitalization-weighted index of 500 widely held common stocks.  Lipper Large Cap Growth is a benchmark of large-company, growth oriented funds.  Indexes and benchmarks are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees.  Investors cannot invest directly in an index or benchmark, although they can invest in its underlying securities or funds.

Past performance is not indicative of future results.  The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Total returns are calculated assuming reinvestment of all dividends and capital gains distributions.

The returns do not reflect a reduction for taxes a shareholder would pay on the redemption of fund shares or fund distributions.

North Country Intermediate Bond Fund

Growth of $10,000 Investment (Unaudited)

This chart illustrates the comparison of a hypothetical investment of $10,000 in the North Country Intermediate Bond Fund (assuming reinvestment of all dividends and distributions) versus the Fund’s benchmark index.

Average Annual Total Returns as of November 30, 2009

	1 Year	5 Years	10 Years
North Country Intermediate Bond Fund	10.84%	3.26%	4.52%

The quoted performance data for the Fund includes the performance of its predecessor Collective Investment Trust for periods prior to the Fund’s commencement of operations on 3/1/01, as adjusted to reflect expenses of the respective successor Fund of the Trust, without giving effect to fee waivers.  The Collective Investment Trust was not registered under the Investment Company Act of 1940 (the “1940 Act”) and therefore was not subject to certain investment restrictions that are imposed by the 1940 Act.  If the Collective Investment Trust had been registered under the 1940 Act, the performance of such Collective Investment Trust may have been lower.

The Merrill Lynch Government/Corporate 1-10 year maturity “A” rated or better index is widely used as a broad measure of performance of bonds with maturities of less than 10 years.  The index is unmanaged and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees.  Investors cannot invest directly in an index, although they can invest in its underlying securities.

Past performance is not indicative of future results.  The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Total returns are calculated assuming reinvestment of all dividends and capital gains distributions.

The returns do not reflect a reduction for taxes a shareholder would pay on the redemption of fund shares or fund distributions.

North Country Equity Growth Fund

Portfolio Summary (Unaudited)

November 30, 2009

Industries	% of Net Assets		% of Net Assets
Common Stock	96.73%	Commercial Services	2.01%
Retail	8.19%	Apparel	1.35%
Computer / Network Products	7.30%	Semiconductors	1.26%
Oil & Gas Services	7.08%	Mining	1.17%
Medical - Drugs	6.53%	Transportation	1.04%
Software & Programming	6.39%	Electrical Products	1.01%
Conglomerates	6.15%	Biotechnology	0.99%
Telecommunications	5.94%	Beverages	0.98%
Oil & Gas Producers	5.63%	Industrial Gases	0.94%
Medical Equipment & Supplies	5.39%	Multimedia	0.93%
Diversified Financial Services	4.52%	Chemicals	0.62%
Aerospace / Defense	4.32%	Packaging & Containers	0.58%
Food	4.05%	Motorcycles	0.41%
Investment Services	3.40%	Money Market Funds	3.14%
Electric Utilities	3.25%	Other Assets Less Liabilities	0.13%
Consumer Products	2.67%	Total Net Assets	100.00%
Banks	2.63%

Top Ten Holdings	% of Net Assets		% of Net Assets
International Business Machines Corp.	2.79%	ITT Educational Services, Inc.	2.01%
Microsoft Corp.	2.24%	Cameron International Corp.	2.01%
T. Rowe Price Group, Inc.	2.16%	Exxon Mobil Corp.	1.96%
Apple, Inc.	2.12%	McDonald’s Corp.	1.96%
Medco Health Solutions, Inc.	2.07%	Oracle Corp.	1.95%

North Country Intermediate Bond Fund

Portfolio Summary (Unaudited)

November 30, 2009

Industries	% of Net Assets		% of Net Assets
Corporate Bonds	56.99%	Software	1.08%
Investment Services	6.47%	Foods	1.07%
Diversified Financial Services	5.62%	Forest Products & Paper	1.04%
Telecommunications	5.42%	Housewares	0.85%
Banks	4.76%	Iron/Steel	0.57%
Electric Utilities	4.72%	Multimedia	0.56%
Chemicals	3.26%	Miscellaneous Manufacturing	0.54%
Retail	3.16%	Commercial & Professional Services	0.53%
Pharmaceuticals	3.07%	Healthcare Services	0.53%
Oil & Gas	2.99%	Household Products	0.52%
Cosmetics	2.65%	U.S. Govt. & Agency Obligations	33.31%
Beverages	2.14%	Government Agencies	28.26%
Communications Equipment	1.70%	U.S. Treasuries	5.05%
Insurance	1.55%	Money Market Funds	9.40%
Transportation	1.10%	Other Assets Less Liabilities	0.30%
Electrical Components & Equipment	1.09%	Total Net Assets	100.00%

Top Ten Holdings	% of Net Assets		% of Net Assets
Fifth Third Bank, 4.20%, due 2/23/10	2.55%	Merrill Lynch & Co., 5.00%, due 1/15/15	2.07%
FHLB, 5.00%, due 12/21/15	2.26%	FHLMC, 3.75%, due 3/27/19	2.06%
FNMA, 3.625%, due 2/12/13	2.16%	FNMA, 4.00%, due 6/24/16	2.05%
Avon Products, Inc., 5.125%, due 1/15/11	2.12%	FHLMC, 2.50%, due 4/8/13	2.05%
FHLMC, 3.05%, due 6/18/14	2.08%	FHLB, 4.125%, due 12/13/19	2.05%

                                                             FHLB – Federal Home Loan Bank

                                                             FHLMC – Federal Home Loan Mortgage Corporation

                                                             FNMA – Federal National Mortgage Association

THE NORTH COUNTRY FUNDS
EQUITY GROWTH FUND
SCHEDULE OF INVESTMENTS
NOVEMBER 30, 2009

		Fair			Fair
Shares		Value	Shares		Value
COMMON STOCKS - 96.73%
Aerospace / Defense - 4.32%			Consumer Products - 2.67%
14,000	General Dynamics Corp.	$ 922,600	21,000	Colgate-Palmolive Co.	$ 1,767,990
20,000	L-3 Communications		20,000	Procter & Gamble Co.	1,247,000
	Holdings, Inc.	1,567,400			3,014,990
19,200	Lockheed Martin Corp.	1,482,816	Diversified Financial Services - 4.52%
17,000	Rockwell Collins, Inc.	908,820	40,000	American Express Co.	1,673,200
		4,881,636	9,000	Goldman Sachs Group, Inc.	1,526,940
Apparel - 1.35%			45,000	JPMorgan Chase & Co.	1,912,050
23,600	Nike, Inc. - Cl. B	1,531,404			5,112,190
			Electrical Products - 1.01%
Banks - 2.63%			27,500	Emerson Electric Co.	1,138,775
99,000	Bank of America Corp.	1,569,150
52,830	Bank of New York Mellon Corp.	1,407,391	Electric Utilities - 3.25%
		2,976,541	12,000	Alliant Energy Corp.	329,760
Beverages - 0.98%			28,000	Dominion Resources, Inc.	1,018,640
17,800	Pepsico, Inc.	1,107,516	12,000	Exelon Corp.	578,160
			25,000	Progress Energy, Inc.	977,250
Biotechnology - 0.99%			24,000	Southern Co.	770,160
22,000	Genzyme Corp. *	1,115,400			3,673,970
			Food - 4.05%
Chemicals - 0.62%			25,300	General Mills, Inc.	1,720,400
15,500	Ecolab, Inc.	696,105	34,000	Heinz Co.	1,443,300
			27,000	Kellogg Co.	1,419,660
Commercial Services - 2.01%					4,583,360
25,000	ITT Educational Services, Inc. *	2,274,500	Industrial Gases - 0.94%
			13,000	Praxair, Inc.	1,066,390
Computer/Network Products - 7.30%
30,000	Accenture Ltd.	1,231,200	Investment Services - 3.40%
12,000	Apple, Inc. *	2,398,920	13,000	Franklin Resources, Inc.	1,404,390
30,000	Hewlett Packard Co.	1,471,800	50,000	T. Rowe Price Group, Inc.	2,446,500
25,000	International Business Machines Corp.	3,158,750			3,850,890
		8,260,670	Medical - Drugs - 6.53%
Conglomerates - 6.15%			35,000	Abbott Laboratories	1,907,150
23,500	Danaher Corp.	1,666,620	62,000	Bristol-Myers Squibb Co.	1,569,220
28,000	Illinois Tool Works, Inc.	1,361,920	25,000	Johnson & Johnson	1,571,000
22,500	ITT Industries Corp.	1,163,700	37,000	Medco Health
25,000	Parker Hannifin Corp.	1,349,000		Solutions, Inc. *	2,336,920
21,000	United Technologies Corp.	1,412,040			7,384,290
		6,953,280

The accompanying notes are an integral part of these financial statements.
THE NORTH COUNTRY FUNDS
EQUITY GROWTH FUND
SCHEDULE OF INVESTMENTS (Continued)
NOVEMBER 30, 2009

		Fair			Fair
Shares		Value	Shares		Value
Medical Equipment & Supplies - 5.39%			Retail - 8.19% (Continued)
34,000	Baxter International, Inc.	$ 1,854,700	37,500	Wal-Mart Stores, Inc.	$ 2,045,625
28,000	Medtronic, Inc.	1,188,320	9,000	Yum! Brands, Inc.	317,430
54,000	St Jude Medical, Inc. *	1,982,340			9,265,730
21,300	Stryker Corp.	1,073,520	Semiconductors - 1.26%
		6,098,880	74,000	Intel Corp.	1,420,800
Mining - 1.17%
9,500	Freeport-McMoRan		Software & Programming- 6.39%
	Copper & Gold, Inc. - Cl. B *	786,600	38,000	Adobe Systems, Inc. *	1,333,040
11,000	Vulcan Materials Co.	533,280	25,000	Fiserv, Inc. *	1,156,000
		1,319,880	86,000	Microsoft Corp.	2,529,260
Motorcycles - 0.41%			100,000	Oracle Corp.	2,208,000
15,800	Harley-Davidson, Inc.	460,412			7,226,300
			Telecommunications - 5.94%
Multimedia - 0.93%			64,000	AT&T, Inc.	1,724,160
35,000	Walt Disney Co.	1,057,700	86,000	Cisco Systems, Inc. *	2,012,400
			20,000	Qualcomm, Inc.	900,000
Oil & Gas Producers - 5.63%			66,000	Verizon Communications	2,076,360
26,000	Chevron Corp.	2,029,040			6,712,920
30,000	ConocoPhillips	1,553,100	Transportation - 1.04%
29,500	Exxon Mobil Corp.	2,214,565	12,000	Burlington Northern Santa
7,000	Occidental Petroleum Corp.	565,530		Fe Corp.	1,179,600
		6,362,235
Oil & Gas Services - 7.08%			TOTAL COMMON STOCK		109,388,334
60,000	Cameron International Corp. *	2,268,000	( Cost - $98,903,613)
37,000	National Oilwell Varco, Inc.	1,591,740
48,000	Noble Corp.	1,982,880	MONEY MARKET FUNDS - 3.14%
25,319	Transocean Ltd. *	2,161,990	3,550,096	BlackRock Liquidity
		8,004,610		Temp Fund, 0.15%(a)	3,550,096
Packaging & Containers - 0.58%
33,000	Packaging Corp. of America	657,360	TOTAL MONEY MARKET FUNDS		3,550,096
			(Cost - $3,550,096)
Retail - 8.19%
18,000	Costco Wholesale Corp.	1,078,380	TOTAL INVESTMENTS - 99.87%
36,500	CVS Caremark Corp.	1,131,865	( Cost - $102,453,709)		112,938,430
28,000	Lowe's Companies, Inc.	610,680	Other assets less liabilities - 0.13%		148,833
35,000	McDonald's Corp.	2,213,750	TOTAL NET ASSETS - 100.00%		$ 113,087,263
30,000	Staples, Inc.	699,600	* Non-income producing security.
18,500	Target Corp.	861,360	(a) Variable rate yield ; the coupon rate shown
8,000	TJX Companies, Inc.	307,040	represents the rate as of November 30, 2009.

The accompanying notes are an integral part of these financial statements.

THE NORTH COUNTRY FUNDS
INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS
November 30, 2009

Principal		Fair	Principal		Fair
Amount		Value	Amount		Value
CORPORATE BONDS - 56.99%			Diversified Financial Services - 5.62%
Banks - 4.76%				Caterpillar Financial Services.,
	American Express Centurion,		$ 500,000	4.25%, due 2/8/13	$ 527,180
$ 1,100,000	5.95%, due 6/12/17	$ 1,140,029		General Electric Capital
	Fifth Third Bank,			Corp.,
2,500,000	4.20%, due 2/23/10	2,516,025	1,000,000	4.25%, due 6/15/12	1,046,910
	Wells Fargo & Co.,		1,000,000	5.40%, due 9/20/13	1,084,700
1,000,000	5.00%, due 11/15/14	1,040,340	1,000,000	5.375%, due 10/20/16	1,053,210
		4,696,394		Household Finance Corp.,
Beverages - 2.14%			1,200,000	6.375%, due 10/15/11	1,285,536
	Anheuser-Busch Cos. Inc.,			John Deere,
1,000,000	5.60%, due 3/1/17	1,038,060	500,000	5.25%, due 10/1/12	547,745
	Brown-Forman Corp.				5,545,281
500,000	5.20%, due 4/1/12	540,855
	Coca-Cola Co.,		Electrical Components & Equipment - 1.09%
500,000	4.875%, due 3/15/19	537,830		Emerson Electric Co.,
		2,116,745	1,000,000	5.125%, due 12/1/16	1,075,280
Chemicals - 3.26%
	Du Pont De Numours & Co.		Electric Utilities - 4.72%
500,000	3.25%, due 1/15/15	509,205		Alabama Power Co.,
	Monsanto Co.,		1,000,000	5.20%, due 1/15/16	1,082,500
1,000,000	5.125%, due 4/15/18	1,079,380		Commonwealth Edison,
	Praxair, Inc.,		1,000,000	6.15%, due 3/15/12	1,097,070
500,000	5.25%, due 11/15/14	560,250		Detroit Edison Co.,
500,000	3.25%, due 9/15/15	514,125	1,000,000	5.60%, 6/15/18	1,098,560
500,000	5.375%, due 11/1/16	553,420		Dominion Resources, Inc.,
		3,216,380	500,000	5.15%, due 7/15/15	535,415
Commercial & Professional Services - 0.53%				Southern Power Co.,
	Dun & Bradstreet Corp.,		500,000	4.875%, due 7/15/15	534,220
500,000	5.50%, due 3/15/11	519,455		Virginia Electric & Power,
			300,000	4.50%, due 12/15/10	310,620
Communications Equipment - 1.70%					4,658,385
	Cisco Systems, Inc.,		Foods - 1.07%
1,500,000	5.50%, due 2/22/16	1,680,780		Campbell Soup Co.,
			500,000	4.50%, Due 2/15/19	520,355
Cosmetics - 2.65%				Kellogg Co.,
	Avon Products, Inc.,		500,000	4.25%, due 3/6/13	532,745
2,000,000	5.125%, due 1/15/11	2,088,240			1,053,100
	Procter & Gamble Co.
500,000	4.70%, due 2/15/19	530,430
		2,618,670
The accompanying notes are an integral part of these financial statements
THE NORTH COUNTRY FUNDS
INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2009

Principal		Fair	Principal		Fair
Amount		Value	Amount		Value
Forest Products & Paper - 1.04%			Miscellaneous Manufacturing - 0.54%
	International Paper Co.,			Honeywell International, Inc.,
$ 1,000,000	6.75%, due 9/1/11	$ 1,027,040	$ 500,000	4.25%, due 3/1/13	$ 533,320

Healthcare Services - 0.53%			Multimedia - 0.56%
	UnitedHealth Group, Inc.,			Walt Disney Co.,
500,000	5.00%, due 8/15/14	525,930	500,000	5.625%, due 9/15/16	556,815

Household Products - 0.52%			Oil & Gas - 2.99%
	Fortune Brands, Inc.,			Anadarko Finance Co.,
500,000	5.375%, due 1/15/16	511,030	500,000	6.75%, due 5/1/11	532,345
				Anadarko Petroleum Corp.,
Housewares - 0.85%			500,000	5.95%, due 9/15/16	544,035
	Newell Rubbermaid, Inc.,			Apache Corp.,
800,000	5.50%, due 4/15/13	840,128	500,000	5.25%, due 4/15/13	544,740
				BJ Services Co.,
Insurance - 1.55%			300,000	5.75%, due 6/1/11	311,922
	Berkshire Hathaway Finance Corp.,			Sunoco, Inc.,
500,000	4.60%, due 5/15/13	536,805	1,000,000	5.75%, due 1/15/17	1,014,570
	Genworth Financial, Inc.				2,947,612
1,000,000	5.65%, due 6/15/12	995,174	Pharmaceuticals - 3.07%
		1,531,979		Abbott Laboratories,
Investment Services - 6.47%			500,000	5.15%, due 11/30/12	554,335
	Bear Stearns Co., Inc.,			GlaxoSmithKline Capital, Inc.,
300,000	4.50%, due 10/28/10	310,002	1,000,000	5.65%, due 5/15/18	1,112,280
1,000,000	5.70%, due 11/15/14	1,102,320		Merck & Co., Inc.
500,000	5.55%, due 1/22/17	515,470	250,000	1.875%, due 6/30/11	254,425
	Goldman Sachs Group, Inc.,			Wyeth,
1,000,000	6.60%, due 1/15/12	1,093,430	1,000,000	5.50%, 2/1/14	1,110,010
1,000,000	5.125%, due 1/15/15	1,060,100			3,031,050
250,000	5.625%, due 1/15/17	258,838	Retail - 3.16%
	Merrill Lynch & Co., Inc.,			Home Depot, Inc.,
2,000,000	5.00%, due 1/15/15	2,047,880	1,000,000	5.40%, due 3/1/16	1,067,810
		6,388,040		Wal-Mart Stores, Inc.,
Iron/Steel - 0.57%			500,000	3.20%, due 5/15/14	520,405
	Nucor Corp.,		1,500,000	4.125%, due 2/1/19	1,532,280
500,000	5.85%, due 6/1/18	559,680			3,120,495

The accompanying notes are an integral part of these financial statements
THE NORTH COUNTRY FUNDS
INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2009

Principal		Fair	Principal		Fair
Amount		Value	Amount		Value
Software - 1.08%			Government Agencies - 32.83% (Continued)
	Oracle Corp.,			Federal Home Loan Mortgage
$ 1,000,000	5.00%, due 7/8/19	$ 1,064,950		Corporation,
			$ 2,000,000	2.50%, due 4/8/13	$ 2,023,900
Telecommunications - 5.42%			2,000,000	3.05%, due 6/18/14	2,051,940
	AT&T, Inc. Global Bond,		1,500,000	3.00%, due 7/28/14	1,557,615
1,000,000	5.30%, due 11/15/10	1,042,850	2,000,000	3.75%, due 3/27/19	2,033,620
	AT&T, Inc.,			Federal National Mortgage
1,000,000	4.95%, due 1/15/13	1,080,440		Association,
1,000,000	5.60%, due 5/15/18	1,068,260	2,000,000	2.50%, due 3/19/12	2,008,300
	Bellsouth Corp.,		2,000,000	3.625%, due 2/12/13	2,134,620
500,000	5.20%, due 9/15/14	545,825	2,000,000	4.00%, due 6/24/16	2,027,820
	Verizon Global,				27,899,335
500,000	4.375%, due 6/1/13	532,720	U.S. Treasuries - 5.05%
	Verizon NJ, Inc.,			United States TIP Bonds
1,000,000	5.875%, due 1/17/12	1,076,480	1,000,000	1.25%, due 4/15/14	1,068,365
		5,346,575	1,000,000	1.875%, due 7/15/15	1,191,219
			1,000,000	2.375%, due 1/15/17	1,181,746
Transportation- 1.10%			1,500,000	1.375%, due 7/15/18	1,548,362
	United Parcel Service, Inc.,				4,989,692
1,000,000	5.125%, due 4/1/19	1,090,610	TOTAL U.S. GOVERNMENT &
			AGENCY OBLIGATIONS
TOTAL CORPORATE BONDS			(Cost $31,892,471)		32,889,027
(Cost $53,286,679)		56,255,724
			MONEY MARKET FUNDS - 9.40%
U.S. GOVERNMENT & AGENCY			Shares
OBLIGATIONS - 33.31%			9,278,433	BlackRock Liquidity
Government Agencies - 28.26%				Temp Fund, 0.15% (a)	9,278,433
	Federal Farm Credit Bank		TOTAL MONEY MARKET FUNDS
2,000,000	3.875%, due 10/26/16	2,000,040	(Cost $9,278,433)		9,278,433
	Federal Home Loan Bank,
1,000,000	2.625%, due 3/11/11	1,027,020	TOTAL INVESTMENTS - 99.70%
1,000,000	5.65%, due 6/29/12	1,031,250	(Cost $94,457,583)		98,423,184
1,000,000	5.25%, due 9/13/13	1,121,970	Other assets less liabilities - 0.30%		292,149
2,000,000	3.25%, due 3/18/14	2,015,200	TOTAL NET ASSETS		$ 98,715,333
500,000	5.25%, due 9/12/14	566,310
2,000,000	5.00%, due 12/21/15	2,231,620	(a) Variable rate yield; the coupon rate shown represents
1,000,000	4.25%, due 3/9/18	1,046,410	the rate at November 30, 2009.
1,000,000	4.75%, due 3/25/19	1,000,000	TIP- Treasury Inflation Protected.
2,000,000	4.125%, due 12/13/19	2,021,700

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS

STATEMENTS OF ASSETS AND LIABILITIES
November 30, 2009

	Equity	Intermediate
	Growth Fund	Bond Fund
ASSETS:
Investments in securities, at fair value (Cost $102,453,709
and $94,457,583, respectively)	$112,938,430	$ 98,423,184
Receivable for fund shares sold	45,998	2,951
Dividends and interest receivable	259,257	1,034,297
Prepaid expenses and other assets	10,192	16,275
Total Assets	113,253,877	99,476,707

LIABILITIES:
Dividends payable	-	225,205
Payable for fund shares repurchased	59,344	462,858
Accrued advisory fees	71,360	41,580
Accrued administration and fund accounting fees	10,881	8,882
Accrued transfer agency fees	2,000	1,500
Other accrued expenses	23,029	21,349
Total Liabilities	166,614	761,374
Net Assets	$113,087,263	$ 98,715,333

NET ASSETS CONSIST OF:
Paid in capital	$118,736,868	$100,228,655
Accumulated undistributed net investment income	1,100,699	-
Accumulated net realized loss from
investment transactions	(17,235,025)	(5,478,923)
Net unrealized appreciation on investments	10,484,721	3,965,601
Net Assets	$113,087,263	$ 98,715,333

Shares outstanding (unlimited number of shares authorized;	12,066,940	9,808,474
no par value)

Net asset value, offering and redemption price per share	$ 9.37	$ 10.06
($113,087,263/12,066,940 and $98,715,333/9,808,474, respectively)

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS

STATEMENTS OF OPERATIONS
For the Year Ended November 30, 2009

	Equity	Intermediate
	Growth Fund	Bond Fund

INVESTMENT INCOME:
Interest	$ 36,548	$ 3,993,993
Dividends	2,241,604	-
Total investment income	2,278,152	3,993,993

EXPENSES:
Investment advisory fees	754,952	449,701
Administration and fund accounting fees	148,832	141,637
Transfer agency fees	32,098	29,181
Legal fees	26,841	25,115
Custody fees	22,802	20,333
Printing expense	21,860	17,430
Trustees' fees	17,171	15,250
Audit fees	13,042	14,995
Chief Compliance Officer fees	10,886	9,931
Registration & filing fees	10,539	9,475
Insurance expense	5,982	3,990
Miscellaneous expenses	590	490
Total expenses	1,065,595	737,528

Net investment income	1,212,557	3,256,465

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS :
Net realized loss from investment
transactions	(8,697,079)	(4,628,402)
Net change in unrealized appreciation
of investments for the year	28,750,304	10,607,948
Net realized and unrealized gain
on investments	20,053,225	5,979,546
Net increase in net assets resulting
from operations	$ 21,265,782	$ 9,236,011

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS

EQUITY GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS

	For the year	For the year
	ended	ended
	November 30, 2009	November 30, 2008

INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
Net investment income	$ 1,212,557	$ 977,810
Net realized loss from investment transactions	(8,697,079)	(8,516,342)
Net change in unrealized appreciation (depreciation) for the year	28,750,304	(42,357,648)
Net increase (decrease) in net assets resulting from operations	21,265,782	(49,896,180)

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income ($0.08 and $0.10
per share, respectively)	(1,009,296)	(998,888)

CAPITAL SHARE TRANSACTIONS	402,720	13,589,833

Net increase (decrease) in net assets	20,659,206	(37,305,235)

NET ASSETS:
Beginning of year	92,428,057	129,733,292

End of year (including undistributed net investment income
of $1,100,699 and $897,438, respectively)	$113,087,263	$ 92,428,057

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS

INTERMEDIATE BOND FUND
STATEMENTS OF CHANGES IN NET ASSETS

	For the year	For the year
	ended	ended
	November 30, 2009	November 30, 2008

INCREASE IN NET ASSETS
FROM OPERATIONS:
Net investment income	$ 3,256,465	$ 3,465,409
Net realized gain (loss) from investment transactions	(4,628,402)	62,883
Net change in unrealized appreciation (depreciation) for the year	10,607,948	(6,726,860)
Net increase (decrease) in net assets resulting from operations	9,236,011	(3,198,568)

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income ($0.35 and $0.41
per share, respectively)	(3,260,978)	(3,465,211)

CAPITAL SHARE TRANSACTIONS	10,739,611	6,694,685

Net increase in net assets	16,714,644	30,906

NET ASSETS:
Beginning of year	82,000,689	81,969,783

End of year (including undistributed net investment income
of $0 and $499, respectively)	$ 98,715,333	$ 82,000,689

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS

EQUITY GROWTH FUND
FINANCIAL HIGHLIGHTS

(For a fund share outstanding throughout each year)

	For the year ended November 30,
	2009	2008	2007		2006		2005

Net asset value, beginning of year	$ 7.80	$ 12.58	$ 11.39		$ 10.32		$ 9.67

INCOME (LOSS) FROM
INVESTMENT OPERATIONS:
Net investment income (1)	0.10	0.09	0.09		0.06		0.03
Net realized and unrealized gains (losses)
on investments	1.55	(4.77)	1.10		1.11		0.64
Total from investment operations	1.65	(4.68)	1.19		1.17		0.67

LESS DISTRIBUTIONS:
Dividends from net investment income	(0.08)	(0.10)	0.00		(0.10)		(0.02)
Distribution from net realized gains
from security transactions	0.00	0.00	0.00		0.00		0.00
Total distributions	(0.08)	(0.10)	0.00		(0.10)		(0.02)

Net asset value, end of year	$ 9.37	$ 7.80	$ 12.58		$ 11.39		$ 10.32

Total return (2)	21.41%	(37.51%)	10.45%		11.37%		6.97%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)	$ 113,087	$ 92,428	$ 129,733		$ 106,513		$ 95,582
Ratios to average net assets:
Expenses, before reimbursement/recapture	1.06%	1.04%	1.03%		1.08%		1.09%
Expenses, net of reimbursement/recapture	1.06%	1.04%	1.06%	(3)	1.10%	(3)	1.10%	(3)
Net investment income,
before reimbursement/recapture	1.20%	0.85%	0.79%		0.62%		0.36%
Net investment income,
net of reimbursement/recapture	1.20%	0.85%	0.77%	(3)	0.59%	(3)	0.35%	(3)
Portfolio turnover rate	23%	11%	27%		37%		43%
__________________
(1) Net investment income per share is based on average shares outstanding during the period.
(2) Total returns are historical and assume changes in share price and reinvestment of dividends and capital gain distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.
(3) Such percentage reflects recapture of prior period expense reimbursement by adviser.

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS

INTERMEDIATE BOND FUND
FINANCIAL HIGHLIGHTS

(For a fund share outstanding throughout each year)

	For the year ended November 30,
	2009	2008	2007	2006	2005

Net asset value, beginning of year	$ 9.41	$ 10.17	$ 10.18	$ 10.16	$ 10.43

INCOME (LOSS) FROM
INVESTMENT OPERATIONS:
Net investment income (1)	0.35	0.41	0.44	0.42	0.34
Net realized and unrealized gains (losses)
on investments	0.65	(0.76)	(0.01)	0.01	(0.25)
Total from investment operations	1.00	(0.35)	0.43	0.43	0.09

LESS DISTRIBUTIONS:
Dividends from net investment income	(0.35)	(0.41)	(0.44)	(0.41)	(0.34)
Distribution from net realized gains
from security transactions	0.00	0.00	0.00	0.00	(0.02)
Total distributions	(0.35)	(0.41)	(0.44)	(0.41)	(0.36)

Net asset value, end of year	$ 10.06	$ 9.41	$ 10.17	$ 10.18	$ 10.16

Total return (2)	10.84%	(3.59)%	4.34%	4.38%	0.86%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)	$ 98,715	$ 82,001	$ 81,970	$ 70,214	$ 58,497
Ratios to average net assets:
Expenses	0.82%	0.82%	0.83%	0.89%	0.88%
Net investment income	3.62%	4.11%	4.38%	4.14%	3.33%
Portfolio turnover rate	36%	27%	31%	54%	31%

__________________
(1) Net investment income per share is based on average shares outstanding during the period.
(2) Total returns are historical and assume changes in share price and reinvestment of dividends and capital gain distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS

NOTES TO FINANCIAL STATEMENTS
November 30, 2009

NOTE 1. ORGANIZATION

The North Country Funds (the “Trust”) was organized as a Massachusetts business trust on June 1, 2000, and registered under the Investment Company Act of 1940 as an open-end, diversified, management investment company on September 11, 2000.  The Trust currently offers two series: the North Country Equity Growth Fund (the “Growth Fund”) and the North Country Intermediate Bond Fund (the “Bond Fund”, collectively the “Funds”).  The Growth Fund’s principal investment objective is to provide investors with long-term capital appreciation while the Bond Fund seeks to provide investors with current income and total return with minimum fluctuations of principal value.  Both Funds commenced operations on March 1, 2001.

The Bond Fund and the Growth Fund were initially organized on March 26, 1984 under New York law as Collective Investment Trusts sponsored by Glens Falls National Bank & Trust Company.  Prior to their conversion to regulated investment companies (mutual funds) investor participation was limited to qualified employee benefit plans.

 NOTE 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Trust in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).  The preparation of financial statements in conformity with these generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the year. Actual results could differ from these estimates.

Security Valuation- Securities which are traded on a national securities exchange are valued at the last quoted sale price.  NASDAQ traded securities are valued using the NASDAQ official closing price (NOCP).  Investments for which no sales are reported are valued at its last bid price.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy described below.  When an equity security is valued by the independent pricing service using factors other than market quotations or the market is considered inactive, they will be categorized in level 2.

Fixed income securities such as corporate bonds, municipal bonds, and U.S. government and agency obligations, when valued using market quotations in an active market, are categorized as level 1 securities.  However, fair value may be determined using an independent pricing service that considers market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and other reference data. These securities would be categorized as level 2 securities. The fair value of mortgage-backed securities is estimated by an independent pricing service which uses models that consider interest rate movements, new issue information and other security pertinent data. Evaluations of tranches (non-volatile, volatile, or credit sensitive) are based on interpretations of accepted Wall Street modeling and pricing conventions. Mortgage-backed securities are categorized in level 2 of the fair value hierarchy described below to the extent the inputs are observable and timely.

THE NORTH COUNTRY FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2009

Any securities or other assets for which market quotations are not readily available, or securities for which the last bid price does not accurately reflect the current value, are valued at fair value as determined by the Trust's Fair Value Committee (the "Committee") in accordance with the Trust's Portfolio Securities Valuation Procedures (the "Procedures").  Pursuant to the Procedures, the Committee will consider, among others, the following factors to determine a security's fair value: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; and (iii) possible valuation methodologies that could be used to determine the fair value of the security.  In the absence of readily available market quotations, or other observable inputs, securities valued at fair value pursuant to the Procedures would be categorized as level 3.

 Money market funds are valued at their net asset value of $1.00 per share and are categorized as level 1.  Securities with maturities of 60 days or less may be valued at amortized cost, which approximates fair value and would be categorized as level 2.  The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic or political developments in a specific country or region.

The Funds utilize various methods to measure the fair value of most of their investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

THE NORTH COUNTRY FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2009

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of inputs used as of November 30, 2009, in valuing the Funds’ assets carried at fair value.

      North Country Equity Growth Fund:

Assets*	Level 1	Level 2	Level 3	Total
Common Stock	$109,388,334	$ -	$ -	$109,388,334
Money Market Funds	3,550,096	-	-	3,550,096
Total	$112,938,430	$ -	$ -	$112,938,430

North Country Intermediate Bond Fund:

Assets*	Level 1	Level 2	Level 3	Total
Corporate Bonds	$ -	$56,255,724	$ -	$56,255,724
U.S. Government & Agency Obligations	-	32,889,027	-	32,889,027
Money Market Funds	9,278,433	-	$ -	9,278,433
Total	$9,278,433	$89,144,751	$ -	$98,423,184

       *The Funds did not hold any Level 3 investments during the year.

Federal Income Taxes- The Funds make no provision for federal income or excise tax.  The Funds intend to qualify each year as regulated investment companies (“RICs”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of their taxable income.  The Funds also intend to distribute sufficient net investment income and net capital gains, if any, so that they will not be subject to excise tax on undistributed income and gains.  If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

Management reviewed the tax positions in open tax years 2005 through 2008 and determined that the Funds did not have a liability for unrecognized tax benefits.  The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statements of operations.  During the year ended November 30, 2009, the Funds did not incur any interest or penalties. The Funds identify their major tax jurisdictions as U.S. Federal and New York State.

Dividends and Distributions- The Bond Fund pays dividends from net investment income on a monthly basis. The Growth Fund will pay dividends from net investment income, if any, on an annual basis. Both Funds will declare and pay distributions from net realized capital gains, if any, annually.  Income and capital gain distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

THE NORTH COUNTRY FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2009

Security Transactions- Securities transactions are recorded no later than the first business day after the trade date, except for reporting purposes when trade date is used.  Realized gains and losses on sales of securities are calculated on the identified cost basis.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.  Discounts and premiums on securities purchased are amortized over the life of the respective securities.  Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Expenses- Most expenses of the Trust can be directly attributed to a Fund.  Expenses which are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Funds.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities.  A Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be remote.

NOTE 3. INVESTMENT ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

The Trust has entered into an investment advisory agreement (the “Advisory Agreement”) with North Country Investment Advisers, Inc. (the “Adviser”). Pursuant to the Advisory Agreement, the Adviser is responsible for formulating the Trust’s investment programs, making day-to-day investment decisions and engaging in portfolio transactions, subject to the authority of the Board of Trustees.  Under the terms of the agreement, each Fund pays a fee, calculated daily and paid monthly, at an annual rate of 0.75% and 0.50% of the average daily net assets of the Equity Fund and Bond Fund, respectively.  For the year ended November 30, 2009, the Adviser received advisory fees of $754,952 from the Equity Fund and $449,701 from the Bond Fund.

The Adviser has voluntarily agreed to waive its advisory fee or, if necessary, to reimburse the Funds if and to the extent that the total annual operating expense ratio (excluding brokerage commissions, taxes, and extraordinary expenses) exceeds 1.10% of the average daily net assets, through November 30, 2009.  For the year ended November 30, 2009, there were no fee waivers or expense reimbursements paid by the Adviser to the Funds.

Under the terms of the Advisory Agreement, fees waived or expenses reimbursed by the Adviser are subject to reimbursement by the Fund up to five years from the date that the fee or expense was waived or reimbursed. The Adviser has further agreed to limit the period for which it may recover fee waivers or expense reimbursements to three years from the date such fee was waived or expense reimbursed.  However, no reimbursement payment will be made by the Fund if it would result in the Fund exceeding the voluntary expense limitation described above.  As of November 30, 2009, there were no fee waivers subject to recapture by the Adviser.

THE NORTH COUNTRY FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2009

Gemini Fund Services, LLC (“GFS” or the “Administrator”) serves as administrator providing administration and accounting services to the Funds pursuant to an Administration and Accounting Agreement.  Under the terms of such agreement, GFS is paid a monthly fee from each Fund that is based on a percentage of average daily net assets, subject to certain minimums, as follows: 0.15% on the first $75 million; 0.10% on the next $75 million; 0.07% in excess of $150 million.  Each Fund also reimburses GFS for any out-of-pocket expenses. GFS also serves as transfer and dividend-disbursing agent to the Funds. For its services as transfer and dividend-disbursing agent, GFS receives a monthly fee, subject to certain minimums, based on an annual per account rate of $10 from the Growth Fund and $13 from the Bond Fund for open accounts and $2 for closed accounts, plus transactional charges.  Each Fund also reimburses GFS for any out-of-pocket expenses.  Total expenses incurred by each Fund for such services provided by GFS are disclosed in the Statement of Operations.

GFS receives $200 per month from SI Trust Servicing (“SI”), the custody administrator to the Funds, for processing the expenses for the Trust.  GFS performs this service at the request of SI for the benefit of the Trust.

GemCom, LLC (“GemCom”), an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis.  For EDGAR services, GemCom charges a per-

page conversion fee and a flat filing fee.  For the year ended November 30, 2009, GemCom received $4,452 from the Equity Fund and $4,011 from the Bond Fund for providing such services.

Pursuant to a service agreement with the Trust, Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS, provides a Chief Compliance Officer (“CCO”) to the Trust, including related administrative support.  Under the terms of such agreement, NLCS is paid an annual fee of $19,845 from the Trust, payable quarterly, and is reimbursed for out-of-pocket expenses.

Certain officers and/or trustees of the Adviser and Administrator are also officers/trustees of the Trust.

NOTE 4. FUND SHARE TRANSACTIONS

At November 30, 2009, there were an unlimited number of shares authorized with no par value.  Paid in capital for the Equity Fund and Bond Fund amounted to $118,736,868 and $100,228,655, respectively.

THE NORTH COUNTRY FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2009

Transactions in capital shares were as follows:

Growth Fund:

	For the year		For the year
	ended		ended
	November 30, 2009		November 30, 2008
	Shares	Amount	Shares	Amount
Shares sold	3,132,918	$ 23,788,563	3,182,232	$ 30,675,031
Shares issued for reinvestment
of dividends	32,069	244,367	21,559	269,710
Shares redeemed	(2,951,739)	(23,630,210)	(1,664,552)	(17,354,908)
Net increase	213,248	$ 402,720	1,539,239	$ 13,589,833

Bond Fund:

	For the year		For the year
	ended		ended
	November 30, 2009		November 30, 2008
	Shares	Amount	Shares	Amount
Shares sold.	2,226,710	$ 21,685,277	1,816,105	$ 18,106,474
Shares issued for reinvestment
of dividends	49,848	485,486	52,564	522,411
Shares redeemed	(1,180,948)	(11,431,152)	(1,216,582)	(11,934,200)
Net increase	1,095,610	$ 10,739,611	652,087	$ 6,694,685

THE NORTH COUNTRY FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2009

NOTE 5. INVESTMENTS

Investment transactions, excluding short-term securities, for the year ended November 30, 2009 were as follows:

Bond Fund
	Growth Fund	Excluding U.S. Government Securities	U.S. Government Securities
Purchases	$ 23,903,363	$ 8,896,014	$ 28,788,651
Sales	$ 21,665,982	$ 16,564,347	$ 13,037,810

At November 30, 2009, net unrealized appreciation (depreciation), for tax purposes, on investment securities was as follows:

	Growth Fund	Bond Fund
Aggregate gross unrealized appreciation
for all investments for which there was an excess of value over cost	$ 17,181,435	$ 3,976,382
Aggregate gross unrealized depreciation
for all investments for which there was an excess of cost over value	(6,696,714)	(10,781)
Net unrealized depreciation	$ 10,484,721	$ 3,965,601

The aggregate cost of securities for federal income tax purposes at November 30, 2009 is the same as for book purposes for both Funds.

NOTE 6. TAX INFORMATION

The tax character of distributions paid during the year ended November 30, 2009 and November 30, 2008, were as follows:

Growth Fund:	For the year ended Nov. 30, 2009	For the year ended Nov. 30, 2009
Ordinary income	$ 1,009,296	$ 998,888
Long-term capital gains	−	−
Total	$ 1,009,296	$ 998,888

THE NORTH COUNTRY FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2009

Bond Fund:	For the year ended Nov. 30, 2009	For the year ended Nov. 30, 2009
Ordinary income	$3,260,978	$3,465,211
Long-term capital gains	−	−
Total	$3,260,978	$3,465,211

On December 30, 2009, the Growth Fund paid an ordinary income dividend of $0.0925 per share to shareholders of record on December 29, 2009.  On December 31, 2009, the Bond Fund paid an ordinary income dividend of $0.0269 per share to shareholders of record on December 30, 2009.

As of November 30, 2009, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Capital Loss Carryforward	Unrealized Appreciation (Depreciation)
Growth Fund	$ 1,100,699	$ (17,235,025)	$ 10,484,721
Bond Fund	−	(5,478,923)	3,965,601

As of November 30, 2009, the Growth Fund and Bond Fund had unused capital loss carryforwards of $17,235,025 and $5,478,923, respectively, available, for federal income tax purposes, to offset future capital gains.  Such capital loss carryforwards expire on November 30 of the years below:

	2011	2013	2014	2016	2017
Growth Fund	$21,604	$ -	$ -	$8,516,342	$8,697,079
Bond Fund	-	730,867	119,654	-	4,628,402

Permanent book and tax differences for the Bond Fund resulted in reclassification for the period ended November 30, 2009 as follows:  a decrease in paid-in-capital of $4,014 and a decrease in undistributed net investment losses of $4,014.

NOTE 7.  CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumption of control of the Fund, under Section 2(a) 9 of the Act.  As of November 30, 2009, Cam Co., an account holding shares for the benefit of others in nominee name, held approximately 75% of the voting securities of the Growth Fund and approximately 84% of the Bond Fund.

NOTE 8. SHAREHOLDER VOTE (Unaudited)

On July 24, 2009, a combined Special Meeting of Shareholders of the Funds was held at which the shareholders of the Funds voted as indicated below with respect to the following proposal:

THE NORTH COUNTRY FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2009

To elect two Trustees for the Trust

	For	Withhold
John E. Arsenault	21,654,273	4,285
John C. Olsen	21,654,870	3,688

NOTE 9. SUBSEQUENT EVENTS

 The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statements of Assets and Liabilities.  For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.  The Funds are required to disclose the date through which subsequent events have been evaluated.  Management has evaluated subsequent events through the issuance of these financial statements on January 27, 2010 and has noted no such events.

THE NORTH COUNTRY FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

The North Country Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the North Country Equity Growth Fund and the North Country Intermediate Bond Fund (the “Funds”), each a series of The North Country Funds, as of November 30, 2009, the related statements of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of November 30, 2009, by correspondence with the Funds’ custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds comprising The North Country Funds as of November 30, 2009, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Westlake, Ohio

January 27, 2010

THE NORTH COUNTRY FUNDS

INFORMATION REGARDING TRUSTEES AND OFFICERS (Unaudited)

The Trustees and officers of The North Country Funds (the “Trust”) are listed below, together with their principal occupations during the past five years. The term of office for trustees is for the duration of the Trust or until removal, resignation or retirement; officers are elected annually. Each individual listed below oversees both portfolios currently existing within the complex.

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the Investment Company Act of 1940.

Name, Address and Age	Position & Length of Time Served with the Trust	Principal Occupations During Past 5 Years and Current Directorships
John E. Arsenault* c/o Gemini Fund Services, LLC 450 Wireless Blvd. Hauppauge, NY 11788 Age: 62	Trustee since 2009	President, North Country Investment Advisers, Inc. (2000-Present); Executive Vice President & Head of the Trust and Investment Group, Glens Falls National Bank (1997-Present).

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940. Unless otherwise noted, the address for each Trustee is c/o Gemini Fund Services, LLC, 450 Wireless Blvd., Hauppauge, NY 11788.

Name, Address and Age	Position & Length of Time Served with the Trust	Principal Occupations During Past 5 Years and Current Directorships
George R. Coughlan, III Age: 72	Trustee since 2001	Retired; Vice President & Branch Manager, Smith Barney (1974-1998).
Alan E. Redeker Age: 65	Chairman of the Board since 2009 and Trustee Since 2000	Independent Consultant (2005 – Present); President, Glens Falls Lehigh Cement Company (1999- 2005)
Joseph M. Grossi Age: 70	Trustee since 2001	Retired; General Manager - Northeast Region, Niagara Mohawk (Gas & Electric Utility Co.) (1964-1999).
John C. Olsen Age: 54	Trustee since 2004	CPA, Partner of Bonadio & Co., LLP (2008-Present); Shareholder of Dorfman-Robbie CPA PC (1978- 2008). (Dorfman-Robbie CPA PC merged with Bonadio & Co., LLP effective October 1, 2008).

THE NORTH COUNTRY FUNDS

INFORMATION REGARDING TRUSTEES AND OFFICERS (Unaudited)(Continued)

The following table provides information regarding each officer who is not a Trustee of the Trust. Unless otherwise noted, the address for each officer is c/o Gemini Fund Services, LLC, 450 Wireless Blvd., Hauppauge, NY 11788.

Name, Address and Age	Position & Length of Time Served with the Trust	Principal Occupations During Past 5 Years and Current Directorships
Andrew Rogers Age: 40	President since 2006

President and Manager (2006-Present); Senior Vice President and Director of Administration (2001-2005), Gemini Fund Services, LLC.  Manager (since 2006) and President, (2004 - Present), GemCom, LLC.; Manager (2006-2008), Northern Lights Compliance Services, LLC

Charles J. Herrick Age: 60	Vice President and AML Compliance Officer since 2009	Vice President/BSA Officer (2007 -Present); Vice President of Operations (2002-2007), Glens Falls National Bank & Trust Co.
Michael J. Wagner Age: 59	Chief Compliance Officer since 2006

President (2006- Present); Senior Vice President (2004-2006); Chief Operating Officer (2004 to present), Northern Lights Compliance Services, LLC (formerly known as Fund Compliance Services, LLC); President, The North Country Funds (2003-2006). Vice President and Chief Operating Officer (2004-Present), GemCom, LLC.  President and Chief Operating Officer (2003-2006), Sr. Vice President (1998-2004), Gemini Fund Services, LLC.

Director, Constellation Trust Company (2004- 2008 ).

Rose Anne Casaburri Age: 57	Secretary since 2001	Senior Paralegal, Gemini Fund Services, LLC. (2001-Present).
James Colantino Age: 40	Treasurer since 2006	Vice President, Fund Administration, Gemini Fund Services, LLC (2004-Present); Senior Fund Administrator, Gemini Fund Services, LLC (1999-2004).

* John E. Arsenault is deemed to be an “interested person” of The North Country Funds, as defined by the 1940 Act because he is an officer of The North Country Funds’ investment adviser.

The Trust’s Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, upon request by calling 1-888-350-2990.

THE NORTH COUNTRY FUNDS

DISCLOSURE OF FUND EXPENSES (Unaudited)

As a shareholder of a Fund in The North Country Funds, you incur ongoing costs, including management fees and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.  Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges (CDSCs) on redemptions.

This example is based on an investment of $1,000 invested at June 1, 2009 and held until November 30, 2009.

Actual Expenses:  The “Actual” section of the table provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the column under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes:  The “Hypothetical” section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund with other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account.  Therefore, the “Hypothetical” example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if transactional costs were included, your costs would have been higher.

	Beginning Account Value (6/1/09)	Ending Account Value (11/30/09)	Expense Ratio (Annualized)	Expenses Paid During the Period* (6/1/09-11/30/09)
Equity Growth Fund
Actual	$1,000.00	$ 1,178.61	1.06%	$5.79
Hypothetical (5% return before expenses)	$1,000.00	$1,019.75	1.06%	$5.37
Intermediate Bond Fund
Actual	$1,000.00	$1,064.03	0.85%	$4.40
Hypothetical (5% return before expenses)	$1,000.00	$1,020.81	0.85%	$4.31

       * Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by

         183 days divided by 365 days.

PRIVACY POLICY

At The North Country Funds we recognize and respect the privacy of each of our Investors and their expectations for confidentiality. The protection of investor Information is of fundamental importance in our operation and we take seriously our responsibility to protect personal information. This statement applies to information on current and former customers.

We collect, retain and use information that assists us in providing the best service possible. This information comes from the following sources:

Account applications and other required forms;

Written, oral, electronic or telephonic communications; and

Transaction history from your account.

We only disclose personal nonpublic information to third parties as necessary and as otherwise permitted by law.

We restrict access to personal nonpublic information to employees, affiliates and service providers involved in servicing your account. We require that these entities limit the use of the information provided to the purposes for which it was disclosed and as otherwise permitted by law.

How to Obtain Proxy Voting Information

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ending June 30, as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling toll-free 1-888-350-2990 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330).  The information on Form N-Q is available without charge, upon request, by calling 1-888-350-2990.

Item 2. Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer.

Item 3. Audit Committee Financial Expert.

The Registrant’s board of trustees has determined that John C. Olsen is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Olsen is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

For the fiscal year ended November 30, 2009, the aggregate audit, audit-related and tax fees billed by Cohen Fund Audit Services, Ltd. for professional services rendered for the audits of the financial statement, or services that are normally provided in connection with statutory and regulatory filings or engagements for that fiscal year, for The North Country Funds are shown below.  The aggregate tax fees billed by Cohen Fund Audit Services, Ltd. were rendered for tax compliance, tax advice and tax planning for each fund.

(a)

Audit Fees

FY 2009

$ 25,000

FY 2008

$ 26,967

(b)

Audit-Related Fees

FY 2009

$ 0

FY 2008

$ 0

(c)

Tax Fees

FY 2009

$ 4,000

FY 2008

$ 2,000

(d)

All Other Fees

FY 2009

$ 0

FY 2008

$ 0

(e)

(1)

Audit Committee’s Pre-Approval Policies

The Registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the Registrant.  The Registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the Registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the Registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

There were no amounts that were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(c) of Rule 2-01 of Regulation S-X for the fiscal year ended November 30, 2009

(f)

During the audit of Registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the Registrant's accountant for services rendered to the Registrant, and rendered to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant:

Registrant

Adviser

FY 2009

$  4,000

$  0

FY 2008

$  2,000

$  0

(h)

Not applicable.  All non-audit services to the Registrant were pre-approved by the Audit Committee for FY 2009.

Item 5. Audit Committee of Listed Registrants.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases .  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics filed herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)

The North Country Funds

By (Signature and Title)

/s/ Andrew Rogers, President

 Andrew Rogers, President

Date

2/5/10

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew Rogers, President

Andrew Rogers, President

Date

2/5/10

By (Signature and Title)

/s/ James Colantino, Treasurer

 James Colantino, Treasurer

Date

2/5/10